Leases - Summary Of Minimum Future Payments Under Leases (Detail) $ in Thousands	Mar. 28, 2020 USD ($)
Leases [Abstract]
2020	$ 10,231
2021	13,144
2022	12,905
2023	12,795
2024	12,401
Thereafter	69,245
Operating Leases, Future Minimum Payments Due, Total	$ 130,721